                                                                   Exhibit 10.24

                              BIOFUEL ENERGY CORP.
                     2007 EQUITY INCENTIVE COMPENSATION PLAN

            SECTION 1. Purpose. The purpose of this BioFuel Energy Corp. 2007
Equity Incentive Compensation Plan is to promote the interests of BioFuel Energy
Corp., a Delaware corporation (the "Company"), and its stockholders by (a)
attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company and its Affiliates (as defined below) and (b)
enabling such individuals to participate in the long-term growth and financial success of the Company.

            SECTION 2. Definitions. As used herein, the following terms shall have the meanings set forth below:

            "Affiliate" means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

            "Award" means any award that is permitted under Section 6 and granted under the Plan.

            "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.

            "Board" means the Board of Directors of the Company.

            "Change of Control" shall (a) have the meaning set forth in an Award
Agreement or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events, not including any events occurring prior to or in connection with the initial public offering of Shares
(including the occurrence of such initial public offering):

                  (i) a merger or consolidation of the Company with any other entity, unless the proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

                  (ii) a plan of complete liquidation of the Company shall have been adopted or the holders of voting securities of the Company shall have approved an

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agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

                  (iii) any "person" (as such term is used in Sections 13(d) and
14(d) of the Securities Exchange Act of 1934 ("1934 Act")) shall become the
"beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 25% or more of the combined voting power of the Company's then outstanding securities, other than any holders of the Company which held in excess of 25% of the combined voting power at the time this Plan was adopted;

                  (iv) during any period of two consecutive years, members who at the beginning of such period constituted the Board shall have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's equity holders, of each director shall have been approved by the vote of at least two-thirds of the directors then still in office and who were directors at the beginning of such period (so long as such director was not nominated by a person who has expressed an intent to effect a
Change in Control or engage in a proxy or other control contest); or

                  (v) the occurrence of any other change in control of a nature that would be required to be reported in accordance with Form 8-K pursuant to
Sections 13 or 15(d) of the Exchange Act or in the Company's proxy statement in accordance with Schedule 14A of Regulation 14A promulgated under the Exchange
Act, or in any successor forms or regulations to the same effect.

            Notwithstanding the foregoing, in no event shall a Change in Control be deemed to occur upon the occurrence of any of the following: (i) any acquisition of the Company's equity interests or shares by the Company, (ii) any acquisition of the Company's equity interests or shares by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iii) any recapitalization or corporate conversion of the Company in advance of an initial public offering.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

            "Committee" means the compensation committee of the Board, or such other committee of the Board as may be designated by the Board to administer the
Plan.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

            "Exercise Price" means (a) in the case of Options, the price specified in the applicable Award Agreement as the price-per-Share at which
Shares may be purchased pursuant to such Option or (b) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant.

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            "Fair Market Value" means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b)
with respect to the Shares, as of any date, (i) the closing per share sales price of the Shares (A) as reported by Nasdaq for such date or (B) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or
(ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the
Committee.

            "Incentive Stock Option" means an option to purchase Shares from the
Company that (a) is granted under Section 6 and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the
Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award
Agreement.

            "Independent Director" means a member of the Board who is neither
(a) an employee of the Company nor (b) an employee of any Affiliate, and who, at the time of acting, is a "Non-Employee Director" under Rule 16b-3.

            "IRS" means the Internal Revenue Service or any successor thereto and includes the staff thereof.

            "Nasdaq" means the Nasdaq Global Market.

            "Nonqualified Stock Option" means an option to purchase Shares from the Company that (a) is granted under Section 6 and (b) is not an Incentive
Stock Option.

            "Option" means an Incentive Stock Option or a Nonqualified Stock
Option or both, as the context requires.

            "Participant" means any director, officer, employee or consultant
(including any prospective director, officer, employee or consultant) of the
Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to Section 4(c).

            "Performance Compensation Award" means any Award designated by the
Committee as a Performance Compensation Award pursuant to Section 6(e).

            "Performance Criteria" means the criterion or criteria that the
Committee shall select for purposes of establishing a Performance Goal for a
Performance Period with respect to any Performance Compensation Award or
Performance Unit under the Plan.

            "Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with

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regard to the Performance Compensation Award, or Performance Unit of a
particular Participant, whether all, a portion or none of the Award has been earned for the Performance Period.

            "Performance Goal" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the
Performance Criteria.

            "Performance Period" means the one or more periods of time as the
Committee may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award or Performance Unit.

            "Performance Unit" means an Award under Section 6(f) that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the
Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such
Award or thereafter.

            "Plan" means this BioFuel Energy Corp. 2007 Equity Incentive
Compensation Plan, as in effect from time to time.

            "Restricted Share" means a Share delivered under the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

            "RSU" means a restricted stock unit Award that is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

            "Rule 16b-3" means Rule 16b-3 as promulgated and interpreted by the
SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

            "SAR" means a stock appreciation right Award that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other
Awards or other property equal in value to the excess, if any, of the Fair
Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

            "SEC" means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

            "Shares" means shares of common stock of the Company, $0.01 par value, or such other securities of the Company (a) into which such shares shall be changed by

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reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (b) as may be determined by the Committee pursuant to Section 4(b).

            "Subsidiary" means any entity in which the Company, directly or indirectly, possesses 50% or more of the total combined voting power of all classes of its stock.

            "Substitute Awards" shall have the meaning specified in Section
4(c).

            SECTION 3. Administration. (a) Composition of Committee. The Plan
shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that after the date of the consummation of the initial public offering of Shares (subject to phase-in periods permitted under Nasdaq rules), to the extent necessary to comply with the rules of Nasdaq and Rule 16b-3 and to satisfy any applicable requirements of
Section 162(m) of the Code and any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent
Directors and all of whom shall (i) qualify as "outside directors" under Section
162(m) of the Code and (ii) meet the independence requirements of Nasdaq.

            (b) Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants, (ii) determine the type or types of
Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (ix)
establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan,
(x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement
Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the
Company or

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the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

            (c) Committee Decisions. Unless otherwise expressly provided in the
Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

            (d) Indemnification. No member of the Board, the Committee or any employee of the Company (each such person, a "Covered Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the
Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered
Person giving rise to the indemnification claim resulted from such Covered
Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's
Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered
Persons may be entitled under the Company's Certificate of Incorporation or
Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

            (e) Delegation of Authority to Senior Officers. The Committee may
delegate, on such terms and conditions as it determines in its sole and plenary discretion, to one or more senior officers of the Company the authority to make grants of Awards to officers (other than executive officers), employees and consultants of the Company and its Affiliates (including any prospective officer, employee or consultant) and all necessary and appropriate decisions and determinations with respect thereto.

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            (f) Awards to Non-Employee Directors. Notwithstanding anything to the contrary contained herein, the Board may, in its sole and plenary discretion, at any time and from time to time, grant Awards to non-employee
Directors (including Independent Directors) or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.

            SECTION 4. Shares Available for Awards. (a) Shares Available.
Subject to adjustment as provided in Section 4(b), the aggregate number of
Shares that may be delivered pursuant to Awards granted under the Plan shall be
3,000,000, of which the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be 3,000,000 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted
Shares under the Plan shall be 3,000,000, provided that each such number of
Shares does not reflect, and shall automatically be adjusted to take into account any stock distribution or stock split that occurs in connection with the initial public offering of Shares. If, after the effective date of the Plan, any
Award granted under the Plan is forfeited, or otherwise expires, terminates or is canceled without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or canceled Award shall again become available to be delivered pursuant to Awards under the Plan. If Shares issued upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award
Agreement, such surrendered or tendered Shares shall again become available to be delivered pursuant to Awards under the Plan; provided, however, that in no event shall such Shares increase the number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan. Subject to adjustment as provided in Section 4(b), the maximum aggregate number of
Shares with respect to which Awards may be granted to any Participant in any fiscal year of the Company shall be 1,000,000.

            (b) Adjustments for Changes in Capitalization and Similar Events.
(i) In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, split-up or spin-off, the Committee shall, in order to preserve the value of the Award and in the manner determined by the Committee, adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including
(1) the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, as provided in Section 4(a) and (2) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted to any
Participant in any fiscal year of the Company and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the
Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise
Price with respect to any Award.

                  (ii) In the event that the Committee determines that any
reorganization, merger, consolidation, combination, repurchase or exchange of
Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem

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equitable or desirable, adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property)
with respect to which Awards may be granted, including (X) the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, as provided in Section 4(a) and (Y) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property)
with respect to which Awards may be granted to any Participant in any fiscal year of the Company and (2) the terms of any outstanding Award, including (X)
the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price with respect to any Award,
(B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or
SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

            (c) Substitute Awards. Awards may, in the discretion of the
Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the
Company or any of its Affiliates combines ("Substitute Awards"). The number of
Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan; provided, however, that
Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the aggregate number of Shares available for Awards under the Plan; provided, further, however, that
Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the aggregate number of Shares available for Incentive Stock Options under the Plan.

            (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

            SECTION 5. Eligibility. Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant)
of the Company or any of its Affiliates shall be eligible to be designated a
Participant.

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            SECTION 6. Awards. (a) Types of Awards. Awards may be made under the
Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs,
(v) Performance Units, (vi) other equity-based or equity-related Awards that the
Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No
Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section
424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.

            (b) Options. (i) Grant. Subject to the provisions of the Plan, the
Committee shall have sole and plenary authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each
Option, whether the Option will be an Incentive Stock Option or a Nonqualified
Stock Option and the conditions and limitations applicable to the vesting and exercise of the Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be
Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option
(or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan;
provided that such Option (or portion thereof) otherwise complies with the
Plan's requirements relating to Nonqualified Stock Options.

                  (ii) Exercise Price. Except as otherwise established by the
Committee at the time an Option is granted and set forth in the applicable Award
Agreement, the Exercise Price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that (A) except as otherwise established by the Committee at the time an Option is granted and set forth in the applicable Award Agreement, the Exercise Price of each Share covered by an
Option that is granted effective as of the Company's initial public offering of
Shares shall be the initial public offering price per Share and (B) in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per Share Exercise
Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Options are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

                  (iii) Vesting and Exercise. Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested at the

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time of exercise. Except as otherwise specified by the Committee in the Award
Agreement, Options shall become vested and exercisable with respect to 30%, 30%
and 40% of the Shares subject to such Options on each of the first three anniversaries of the date of grant. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the
Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of an
Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Section 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of
Federal or state securities laws, as it may deem necessary or advisable.

                  (iv) Payment. (A) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee's sole and plenary discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest) or (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the
Committee, through delivery of irrevocable instructions to a broker to sell the
Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the
Company as of the date of such tender is at least equal to such aggregate
Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld.

                  (B) Wherever in the Plan or any Award Agreement a Participant
is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the
Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the
Option.

                  (v) Expiration. Except as otherwise set forth in the
applicable Award Agreement, each Option shall expire immediately, without any payment, upon the earlier of (A) the fifth anniversary of the date the Option is granted and (B) either (x) 90 days after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the
Company or one of its Affiliates for any reason other than the Participant's death or (y) six months after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of

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its Affiliates by reason of the Participant's death. In no event may an Option be exercisable after the tenth anniversary of the date the Option is granted.

            (c) SARs. (i) Grant. Subject to the provisions of the Plan, the
Committee shall have sole and plenary authority to determine the Participants to whom SARs shall be granted, the number of Shares to be covered by each SAR, the
Exercise Price thereof and the conditions and limitations applicable to the exercise thereof. SARs may be granted in tandem with another Award, in addition to another Award or freestanding and unrelated to another Award. SARs granted in tandem with, or in addition to, an Award may be granted either at the same time as the Award or at a later time.

                  (ii) Exercise Price. Except as otherwise established by the
Committee at the time a SAR is granted and set forth in the applicable Award
Agreement, the Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the
SAR is granted). SARs are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

                  (iii) Exercise. A SAR shall entitle the Participant to receive an amount equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing.

                  (iv) Other Terms and Conditions. Subject to the terms of the
Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR.
Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate or desirable.

            (d) Restricted Shares and RSUs. (i) Grant. Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Restricted Shares and RSUs shall be granted, the number of Restricted Shares and RSUs to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted
Shares and RSUs may vest or may be forfeited to the Company and the other terms and conditions of such Awards.

                  (ii) Transfer Restrictions. Restricted Shares and RSUs may not
be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement;
provided, however, that the Committee may in its discretion determine that
Restricted Shares and RSUs may be transferred by the Participant. Certificates issued in respect of Restricted Shares shall be

                                                                              12

registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company or such other custodian as may be designated by the Committee or the Company, and shall be held by the Company or other custodian, as applicable, until such time as the restrictions applicable to such Restricted Shares lapse. Upon the lapse of the restrictions applicable to such Restricted Shares, the Company or other custodian, as applicable, shall deliver such certificates to the Participant or the Participant's legal representative.

                  (iii) Payment/Lapse of Restrictions. Each RSU shall be granted with respect to one Share or shall have a value equal to the Fair Market Value of one Share. RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the
Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. If a Restricted Share or an RSU is intended to qualify as "qualified performance-based compensation" under
Section 162(m) of the Code, all requirements set forth in Section 6(i) must be satisfied in order for the restrictions applicable thereto to lapse.

            (e) Performance Units. (i) Grant. Subject to the provisions of the
Plan, the Committee shall have sole and plenary authority to determine the
Participants to whom Performance Units shall be granted and the terms and conditions thereof.

                  (ii) Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.
The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant.

                  (iii) Earning of Performance Units. Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of
Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Goals have been achieved.

                  (iv) Form and Timing of Payment of Performance Units. Subject
to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares
(or in a combination thereof) that has an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable
Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. If a
Performance Unit is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in
Section 6(i) must be satisfied in order for a Participant to be entitled to payment.

                                                                              13

            (f) Other Stock-Based Awards. Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully-vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. If such an Award is intended to qualify as
"qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in Section 6(h) must be satisfied in order for a
Participant to be entitled to payment.

            (g) Dividend Equivalents. In the sole and plenary discretion of the
Committee, an Award, other than an Option or SAR, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, without limitation, payment directly to the
Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares, Restricted Shares or other
Awards.

            (h) Performance Compensation Awards. (i) General. The Committee
shall have the authority, at the time of grant of any Award, to designate such
Award (other than Options and SARs) as a Performance Compensation Award in order to qualify such Award as "qualified performance-based compensation" under
Section 162(m) of the Code. Options and SARs granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 6(h).

                  (ii) Eligibility. The Committee shall, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which
Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance
Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any
Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 6(h). Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a
Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

                  (iii) Discretion of Committee with Respect to Performance
Compensation Awards. With regard to a particular Performance Period, the
Committee shall have full discretion to select the length of such Performance
Period, the types of Performance Compensation Awards to be issued, the
Performance Criteria that will be used to establish the Performance Goals, the kinds and levels of the Performance Goals

                                                                              14

that are to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and the
Performance Formula.

            SECTION 7. Amendment and Termination. (a) Amendments to the Plan.
Subject to any applicable law or government regulation, to any requirement that must be satisfied if the Plan is intended to be a shareholder approved plan for purposes of Section 162(m) of the Code and to the rules of Nasdaq or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan or increase the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that any adjustment under Section
4(b) shall not constitute an increase for purposes of this Section 7(a) or (ii)
change the class of employees or other individuals eligible to participate in the Plan. No modification, amendment or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

            (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively;
provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the impaired Participant, holder or beneficiary.

            (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or
Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any
Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of
Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the
Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of

                                                                              15

such Option or SAR in an amount equal to the excess, if any, of the Fair Market
Value (as of a date specified by the Committee) of the Shares subject to such
Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii)
if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per Share
Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

            SECTION 8. Change of Control. Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control after the date of the adoption of the Plan, (i) any outstanding Options or SARs then held by
Participants that are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control, (ii) all Performance Units shall be paid out as if the date of the Change of Control were the last day of the applicable
Performance Period and "target" performance levels had been attained and (iii)
all other outstanding Awards (i.e., other than Options, SARs, and Performance
Units) then held by Participants that are unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be deemed exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control.

            SECTION 9. General Provisions. (a) Nontransferability. Except as
otherwise specified in the applicable Award Agreement, during the Participant's lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant's legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the
Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability;
provided, however, that Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the
Treasury Regulations. All terms and conditions of the Plan and all Award
Agreements shall be binding upon any permitted successors and assigns.

            (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

            (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise

                                                                              16

thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, Nasdaq or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the
Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (d) Withholding. A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other
Awards or other property) of any applicable withholding taxes in respect of an
Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the
Committee or the Company to satisfy all obligations for the payment of such taxes.

            (e) Award Agreements. Each Award hereunder shall be evidenced by an
Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

            (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares and other types of equity-based awards (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

            (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the
Board. Further, the Company or an Affiliate may at any time dismiss a
Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

            (h) No Rights as Stockholder. No Participant or holder or
beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Shares.
Except as otherwise provided in Section 4(b), Section 7(c) or the applicable
Award Agreement, no adjustments shall be made for dividends or

                                                                              17

distributions on (whether ordinary or extraordinary, and whether in cash,
Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

            (i) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

            (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

            (k) Other Laws. The Committee may refuse to issue or transfer any
Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.

            (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a
Participant or any other Person, on the other hand. To the extent that any
Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

            (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

            (n) Requirement of Consent and Notification of Election Under
Section 83(b) of the Code or Similar Provision. No election under Section 83(b)
of the

                                                                              18

Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an
Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award
Agreement or by such Committee action to make such an election and the
Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the IRS or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

            (o) Requirement of Notification Upon Disqualifying Disposition Under
Section 421(b) of the Code. If any Participant shall make any disposition of
Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such
Participant shall notify the Company of such disposition within ten days of such disposition.

            (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            SECTION 10. Term of the Plan. (a) Effective Date. The Plan shall be effective as of the time set forth in the adoption of the Plan by the Board
(which effective time is immediately prior to the closing of the Company's initial public offering and contingent upon the closing thereof) and upon approval by the Company's stockholders; provided, however, that no Incentive
Stock Options may be granted under the Plan unless it is approved by the
Company's stockholders within twelve (12) months before or after the date the
Plan is adopted by the Board.

            (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved under Section 10(a).
Unless otherwise expressly provided in the Plan or in an applicable Award
Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, nevertheless continue thereafter.